Exhibit 99.1

FIS Completes Sale of Majority Stake of Worldpay to GTCR

Key facts

•  Creates two leading companies with greater strategic flexibility and operational focus to capitalize on respective growth and margin opportunities in rapidly evolving markets.

•  FIS and Worldpay to maintain strategic go-to-market partnership preserving a key value proposition for clients of both businesses by entering into commercial agreements.

•  FIS maintains a meaningful minority ownership position in Worldpay.

JACKSONVILLE, Fla., February 1, 2024 – FIS® (NYSE: FIS), a global leader in financial technology, today announced the completion of the previously announced sale of a majority stake in its Worldpay Merchant Solutions business to private equity funds managed by GTCR in a transaction valuing the business at an enterprise value of $18.5 billion, including $1 billion of consideration contingent on the returns realized by GTCR exceeding certain thresholds.

The completion of the transaction reinforces FIS’ position as a global enterprise software leader, supported by favorable industry trends, a marquee set of global clients and best-in-class products and solutions. As a more focused company with a stronger balance sheet, FIS will have greater strategic and operational agility by simplifying operations and driving faster innovation across its portfolio of solutions.

“I am pleased to deliver on the commitment we made in July to partially monetize our Merchant Solutions business at an attractive valuation and provide certainty for all stakeholders,” said Stephanie Ferris, Chief Executive Officer and President of FIS. “With this strategic milestone, we are simplifying our business and driving greater focus on delivering innovative, next-generation financial technology and software solutions to our clients.”

Ferris continued, “I am also pleased that FIS will continue strong, commercial agreements with Worldpay, creating a joint strategic go-to-market partnership and preserving a key value proposition for clients of both businesses. We will maintain a meaningful minority stake in Worldpay and participate on the Worldpay Board, allowing us to benefit from continued growth in its business. I am very excited about the bright future for both our companies and look forward to partnering with Charles Drucker and his team to deliver an integrated value proposition that has already benefitted so many of our clients.”

FIS and Worldpay have entered into commercial agreements that will allow FIS to retain access to Worldpay’s marquee portfolio of commercial clients to continue to offer its financial technology solutions and Worldpay to retain access to FIS’ financial institution clients as it continues to scale its bank channel.

Pursuant to the terms of the transaction, FIS received upfront net cash proceeds of greater than $12 billion at closing. FIS intends to use the proceeds to pay down debt and repurchase at least $3 billion of shares over the course of 2024, while maintaining an investment-grade credit rating. FIS will retain a 45% non-controlling equity stake in Worldpay as of the closing.

Changes to FIS Board of Directors

Following the transaction close, Worldpay will establish a Board of Directors in-line with its change in ownership. Vijay D’Silva and Louise Parent have agreed to serve as Directors of Worldpay. Mr. D’Silva and Ms. Parent will continue their current terms of service on the FIS Board through the Company’s 2024 Annual Meeting.

Jeffrey A. Goldstein, Independent Chairman of the FIS Board, said “We are grateful to Vijay and Louise for their contributions throughout their service on the FIS Board. Both were instrumental in overseeing the strategic review that resulted in the separation of the Worldpay business, served as key contributors to their individual committees, and provided differentiated perspectives in the boardroom informed by their unique backgrounds and skillsets. Their participation on the Worldpay Board adds significant payments expertise and will serve as an important bridge in our continued commercial partnership.”

About FIS

FIS is a leading provider of technology solutions for financial institutions and businesses of all sizes and across any industry globally. We enable the movement of commerce by unlocking the financial technology that powers the world’s economy. Our employees are dedicated to advancing the way the world pays, banks and invests through our trusted innovation, system performance and flexible architecture. We help our clients use technology in innovative ways to solve business-critical challenges and deliver superior experiences for their customers. Headquartered in Jacksonville, Florida, FIS is a member of the Fortune 500® and the Standard & Poor’s 500® Index. To learn more, visit www.FISglobal.com. Follow FIS on Facebook, LinkedIn and Twitter (@FISglobal).

Forward-Looking and Cautionary Statements

This release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements include statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the sale of a majority stake in the Merchant Solutions business or any agreements or arrangements entered into in connection with such transaction, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the separation of Worldpay. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation: changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified or expanded international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations; the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected or that costs and dis-synergies may be greater than anticipated; the risks of doing business internationally; the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for our solutions; the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions; the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management; failures to adapt our solutions to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers; the risk that partners and third parties may fail to satisfy their legal obligations and risks associated with managing pension cost, cybersecurity issues, IT outages and data privacy; risks associated with the expected benefits and costs of the separation of the Worldpay business, including the risk that the expected benefits of the transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all; the risk that the costs of restructuring transactions and other costs incurred in connection with the separation of Worldpay will exceed our estimates or otherwise adversely affect our business or operations; the impact of the separation of Worldpay on our businesses, including the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties; the risk that the earnings from our minority stake in the Worldpay business will be less than we anticipate; the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs; competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers; the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; failure to comply with applicable requirements of payment networks or changes in those requirements; fraud by bad actors; and other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

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For More Information

George Mihalos, 904.438.6438

Senior Vice President

FIS Investor Relations

georgios.mihalos@fisglobal.com

Ellyn Raftery, 904.438.6083

Executive Vice President and Chief Marketing and Communications Officer

FIS Global Marketing and Communications

ellyn.raftery@fisglobal.com